Exhibit 99.7

SUBSIDIARY GUARANTY SUPPLEMENT

February 1, 2006

Bank of America, N.A.,
as Administrative Agent
101 North Tryon Street
Charlotte, NC 28255
Mail Code: NC1 001 15 11
Electronic Mail:  brad.warfield@bankofamerica.com

Attention:  Brad Warfield

Re:  Credit Agreement dated as of March 9, 2005 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Fidelity National Information Solutions, Inc., a Delaware corporation, Fidelity National Tax Service, Inc., a California corporation, Fidelity National Information Services, Inc., a Delaware corporation, the Lenders party thereto and Bank of America, N.A., as L/C Issuer, Swing Line Lender, Collateral Agent and Administrative Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement and to the Subsidiary Guaranty referred to therein (such Subsidiary Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Subsidiary Guaranty Supplement (this “Guaranty Supplement”), being the “Subsidiary Guaranty”).  The capitalized terms defined in the Subsidiary Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1.  Guaranty; Limitation of Liability.  (a) The undersigned hereby, jointly and severally with the other Subsidiary Guarantors, absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”).  Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b)           The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent, on behalf of itself and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement and the Obligations of each Subsidiary Guarantor hereunder.  To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned Guarantor under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance under Bankruptcy Law or any comparable provision of applicable law.

(c)           Subject to Section 4 of the Subsidiary Guaranty, the undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Subsidiary Guaranty, Article 10 of the Credit Agreement or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Subsidiary Guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

Section 2.  Obligations Under the Guaranty.  The undersigned hereby agrees, as of the date first above written, to be bound as a Subsidiary Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Subsidiary Guarantors thereunder.  The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an “Additional Subsidiary Guarantor” or a “Subsidiary Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to an “Additional Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.

Section 3.  Representations and Warranties.  The undersigned hereby represents and warrants to the Agents and the Lenders that:

(a)           The execution, delivery and performance by the undersigned of this Guaranty Supplement (i) are within its corporate or other powers, (ii) have been duly authorized by all necessary corporate, shareholder or other organizational action, and (iii) do not and will not (A) contravene the terms of any of the Organization Documents of the undersigned, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under, (1) any Junior Financing Documentation, (2) any other Contractual Obligation to which the undersigned is a party or affecting the undersigned or the properties of the undersigned or any of its Subsidiaries or (3) any order, injunction, writ or decree, of or with any Governmental Authority or any arbitral award to which the undersigned or its property is subject; or (C) violate, in any material respect, any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (B) to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b)           This Guaranty Supplement has been duly executed and delivered by the undersigned.  This Guaranty Supplement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

Section 4.  Delivery by Telecopier.  This Guaranty Supplement may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier or electronic mail shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

Section 5.  GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC.  (a) THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY SUPPLEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c)           EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

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Very truly yours,

CERTEGY CARD SERVICES, INC.

By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Senior Vice President

CERTEGY CHECK SERVICES, INC.

By:	/s/ Frederic Stern
	Name:	Frederic Stern
	Title:	Vice President and Treasurer

CERTEGY E-BANKING SERVICES, INC.

By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Senior Vice President

CERTEGY FIRST BANKCARD SYSTEMS, INC.

By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Senior Vice President

CERTEGY PAYMENT RECOVERY SERVICES, INC.

By:	/s/ Frederic Stern
	Name:	Frederic Stern
	Title:	Vice President and Treasurer

CERTEGY PAYMENT SERVICES, INC.

By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Senior Vice President

CERTEGY TRANSACTION SERVICES, INC.

By:	/s/ Frederic Stern
	Name:	Frederic Stern
	Title:	Vice President and Treasurer

CRITTSON FINANCIAL CORPORATION

By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Senior Vice President

GAMECASH INC.

By:	/s/ Frederic Stern
	Name:	Frederic Stern
	Title:	Vice President and Treasurer

GAME FINANCIAL CORPORATION

By:	/s/ Frederic Stern
	Name:	Frederic Stern
	Title:	Vice President and Treasurer

GAME FINANCIAL CORPORATION OF WISCONSIN

By:	/s/ Frederic Stern
	Name:	Frederic Stern
	Title:	Vice President

Accepted and agreed:

BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties

By:	/s/ Liliana Claar
Name: Liliana Claar
Title: Vice President